UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

CANTOR EQUITY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42250	98-1576482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2025, Cantor Equity Partners, Inc. (“CEP”) held an extraordinary general meeting of its shareholders (the “Meeting”), at which the following proposals were submitted to a vote of CEP shareholders. The proposals listed below are described in more detail in CEP’s definitive proxy statement filed with the Securities and Exchange Commission on November 6, 2025, as amended (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

Only CEP shareholders of record as of the close of business on October 20, 2025, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 12,800,000 ordinary shares of CEP were outstanding and entitled to vote at the Meeting. The final voting results for each matter submitted to a vote of CEP shareholders at the Meeting are as follows:

Proposal 1 – The Business Combination Proposal – to approve and adopt the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of April 22, 2025, by and among CEP, Twenty One Capital, Inc., a Texas corporation (“Pubco”), Twenty One Merger Sub D, a Cayman Islands exempted company and wholly owned subsidiary of Pubco (“CEP Merger Sub”), Twenty One Assets, LLC, a Delaware limited liability company (“Twenty One”), Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether”), iFinex, Inc., a British Virgin Islands company (“Bitfinex” and, together with Tether, the “Sellers”) and, solely for certain limited purposes, Stellar Beacon LLC, a Delaware limited liability company (“SoftBank”), pursuant to which (a) CEP will merge with and into CEP Merger Sub, with CEP Merger Sub continuing as the surviving company (the “CEP Merger”), and (b) at least two hours after the CEP Merger, Twenty One will merge with and into CEP Merger Sub C, Inc., a Delaware corporation and an indirect subsidiary of CEP (“Company Merger Sub”), with Company Merger Sub continuing as the surviving company (the “Company Merger,” and together with the CEP Merger, the “Mergers,” and together with the transaction contemplated by the Business Combination Agreement and the Ancillary Agreements (the “Business Combination”).

For	Against	Abstain
5,158,609	16,069	494,354

Proposal 2 - The Merger Proposal – to approve and authorize the CEP Merger and the plan of merger for the CEP Merger to be entered into by CEP Merger Sub, CEP and Pubco (the “CEP Plan of Merger”).

For	Against	Abstain
5,159,090	15,809	494,133

Proposal 3 - The NTA Proposal – to approve an amendment (the “NTA Amendment”) to the Amended and Restated Memorandum and Articles of Association of CEP (the “CEP Memorandum and Articles”), which shall be effective upon the consummation of the Business Combination, to remove from the CEP Memorandum and Articles the limitation that CEP shall not consummate an initial business combination if it would cause its net tangible assets to be less than $5,000,001 either immediately prior to or upon the consummation of an initial business combination.

For	Against	Abstain
5,122,087	27,156	519,789

Proposal 4 - The Organizational Documents Proposals – to consider and vote, on a non-binding advisory basis, upon separate proposals to approve the material differences between the CEP Memorandum and Articles and the Amended and Restated Pubco Charter and Pubco’s Amended and Restated Bylaws (the “Proposed Organizational Documents”), specifically to approve:

Proposal A: to change the size and composition of the board of directors to seven (7) directors, whose composition will be governed by the terms and conditions of the Governance Agreement to include four (4) directors initially designated by Tether, with at least two (2) qualifying as independent directors under the rules of the New York Stock Exchange (the “NYSE”) or any other national securities exchange, two (2) directors initially designated by SoftBank, with at least one (1) qualifying as an independent director under the rules of the NYSE or any other national securities exchange; and the Chief Executive Officer of Pubco.

For	Against	Abstain
5,130,151	16,897	521,984

Proposal B: the Proposed Organizational Documents will provide for an unclassified board of directors of Pubco (the “Pubco Board”).

For	Against	Abstain
5,121,991	21,447	525,594

Proposal C: the Proposed Organizational Documents will require that the Pubco Board is elected by a plurality of the votes cast by holders of shares of Pubco Class B Stock (being all the shares entitled to vote at the election of directors, until all shares of Pubco Class B Stock are canceled) at a meeting of the shareholders at which a quorum is present.

For	Against	Abstain
4,681,618	465,367	522,047

Proposal D: the Proposed Organizational Documents will provide that special meetings of the shareholders may be called at any time by the President of Pubco, by the Pubco Board, or by the holders of at least thirty percent (30%) of shares of Pubco Class B Stock (being all the shares entitled to vote at the election of directors, until all shares of Pubco Class B Stock are canceled).

For	Against	Abstain
4,682,120	464,454	522,458

Proposal E: the Proposed Organizational Documents will provide that a quorum of the Pubco Board shall be the presence of a majority of directors, whose composition will be governed by the terms and conditions of the Governance Agreement, including: (a)(i) at least two (2) directors appointed by Tether, if Tether and Bitfinex are entitled to designate for nomination at least two (2) individuals to the Pubco Board or (ii) one (1) director appointed by Tether, if Tether and Bitfinex are entitled to designate for nomination at least one (1) individual to the Pubco Board; (b) one (1) director by SoftBank, if SoftBank is entitled to designate for nomination one (1) or more individuals to the Pubco Board; and (c) one (1) independent director (who, for the avoidance of doubt, may also be a director appointed by Tether or SoftBank included for the purposes of prongs (a) and (b), as applicable). The act of such directors present at a meeting shall be the act of the Pubco Board. In the event that a quorum of the Pubco Board is not met, Pubco shall take all necessary action to adjourn the meeting of the Pubco Board to no later than seven (7) calendar days after the date on which the meeting was initially scheduled to be held. If a quorum is not met at such second board meeting, Pubco shall take all necessary action to adjourn the meeting of the Pubco Board for an additional seven (7) calendar days, provided that any number of directors present at such third board meeting shall constitute a valid quorum; provided, further, that the directors at such third board meeting represent a majority of members of the Pubco Board.

For	Against	Abstain
5,126,440	16,822	525,770

Proposal F: the Proposed Organizational Documents will provide that (a) Pubco must give written notice to shareholders entitled to vote at a meeting not less than ten (10) and not more than sixty (60) days before the date of such meeting, with such notice complying with any other requirements set by law; and regarding a fundamental business transaction, as defined by Texas law, not later than twenty-one (21) days prior to the meeting, and (b) at an annual meeting of the shareholders, shareholder proposals must be brought, among other things, (i) pursuant to Pubco’s proxy materials with respect to such meeting; (ii) by or at the direction of the Pubco Board; or (iii) by a shareholder of Pubco who (A) is a shareholder of record at the time of the giving of the notice, (B) is entitled to vote at such meeting and (C) has timely complied in proper written form with the notice procedures set forth in Pubco’s Amended and Restated Bylaws. Additionally, at an annual meeting, a shareholder’s notice must be timely received by the secretary of Pubco in compliance with the procedures as set forth in the Amended and Restated Bylaws.

For	Against	Abstain
5,127,509	14,375	527,148

Proposal G: the Proposed Organizational Documents will provide for an exclusive forum for any filing, adjudication and trial of any action as set forth in the Amended and Restated Certificate of Formation, of the Business Court in the First Business Court Division of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division or, if the such federal court lacks jurisdiction, the state district court of Dallas County, Texas); provided that this exclusive forum shall not apply to direct claims under the Securities Act, as amended, or the Exchange Act, as amended, or the rules and regulations thereunder.

For	Against	Abstain
4,670,535	470,058	528,439

Proposal H: the Proposed Organizational Documents will provide for a jury trial waiver for “internal entity claims” as defined in Section 2.115 of the Texas Business Organizations Code (“TBOC”). Pubco and each shareholder, director, and officer of Pubco irrevocably and unconditionally waives any right that Pubco or such person may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in section 2.115 of the TBOC, and each shareholder of Pubco agrees that such shareholder’s holding or acquisition of shares of stock of Pubco or, to the extent permitted by law, options or rights to acquire shares of stock of Pubco following the adoption of the Amended and Restated Certificate of Formation of Pubco constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.

For	Against	Abstain
4,664,777	472,396	531,859

Proposal 5 - The Nasdaq Proposal – to approve a proposal for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of (i) shares of Pubco Stock in connection with the Business Combination, (ii) CEP Class A Ordinary Shares issuable in repayment of the Sponsor Loan, (iii) Equity PIPE Shares, and (iv) additional shares of Pubco Stock that will, upon Closing, be reserved for issuance (a) upon conversion of the Convertible Notes issued pursuant to the Convertible Notes Subscription Agreements, the Sponsor Convertible Notes Subscription Agreement, the Securities Exchange Agreement and the PIPE Engagement Letter and (b) pursuant to the Incentive Plan, to the extent such issuances would require shareholder approval under Nasdaq Rule 5635.

For	Against	Abstain
5,136,508	18,310	514,214

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to CEP shareholders.

In connection with the Meeting, CEP shareholders holding 1,596 Public Shares exercised their rights to redeem such shares for a pro rata portion of the funds in the trust account of CEP (the “Trust Account”). As a result, approximately $17,158.06 (approximately $10.75 per share, inclusive of the $0.15 per share to be funded by the Sponsor pursuant to the Sponsor Note) will be removed from the Trust Account to pay such shareholders. Following such redemptions, CEP will have 9,998,404 Public Shares outstanding.

In light of receipt of the requisite approvals by CEP shareholders described above, CEP expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Item 8.01 Other Events.

On December 3, 2025, CEP and Pubco announced that, CEP shareholders voted to approve the Business Combination and other proposals related to the Business Combination at the Meeting, the anticipated closing date of the Business Combination and the anticipated listing date of Pubco Class A Stock on the NYSE. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including expectations, intentions, plans, prospects regarding CEP, Pubco and the Business Combination and the related convertible senior secured notes offering and common equity PIPE financings (the “PIPE Offerings” and, together with the Business Combination, the “Proposed Transactions”) and statements regarding the expected closing date of the Proposed Transactions, the anticipated commencement of trading on the NYSE and Pubco’s vision and business strategy. These forward-looking statements are generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to, the risk that the Proposed Transactions may not be completed in a timely manner or at all; the failure by the parties to satisfy the conditions to the consummation of the Proposed Transactions; the failure of Pubco to maintain the listing of its shares of Pubco lass A Stock; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; the risk that the anticipated benefits of the Business Combination may not be realized, the highly volatile nature of the price of Bitcoin; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Proposed Transactions, Pubco experiences difficulties managing its growth and expanding operations; the risks that growing Pubco’s learning programs and educational content could be difficult; challenges in implementing Pubco’s business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; the outcome of any potential legal proceedings that may be instituted against CEP, Pubco or others following the closing of the Business Combination, and other risks and uncertainties described in the filings of CEP and Pubco with the SEC. The inclusion of any statement in this Report does not constitute an admission by CEP, Pubco or any other person that the events or circumstances described in such statement are material.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Definitive Proxy Statement and the final prospectus of Pubco, dated as of November 6, 2025 and as further supplemented, and other documents filed by CEP and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CEP nor Pubco presently know or that CEP and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CEP and Pubco assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CEP nor Pubco gives any assurance that either CEP or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CEP or Pubco or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2025

CANTOR EQUITY PARTNERS, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer